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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 20, 2003


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)


            Ohio                     0-8076                  31-0854434
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)            Identification No.)

               Fifth Third Center
    38 Fountain Square Plaza, Cincinnati, Ohio                   45263
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (513) 534-5300

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

On May 20, 2003, Fifth Third Bancorp ("Fifth Third") entered into an underwriting agreement (the "Underwriting Agreement") with Goldman, Sachs & Co. and Lehman Brothers Inc., as Representatives of the Underwriters named in the Underwriting Agreement, for the sale of $500,000,000 4.50% Subordinated Notes due June 1, 2018 (the "Notes"). The Notes are a portion of the $2 billion of securities that were registered by Fifth Third pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on April 29, 2002 (File Nos. 333-86360, 333-86360-01, 333-86360-02 and 333-86360-03). In
connection with this offering, Fifth Third will enter into an Indenture (the "Indenture") with Wilmington Trust Company, as Trustee, relating to Fifth Third's subordinated debt securities.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K. The Subordinated Indenture and the global security representing Fifth Third's $500,000,000 principal amount of 4.50% Notes due 2018 are filed as Exhibits 4.1 and 4.2 to this Form 8-K. A Statement of Eligibility of the Trustee, Wilmington Trust Company, to be qualified under the Trust Indenture Act of 1939, as amended, is filed as Exhibit 25.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            1.1 Underwriting Agreement, dated May 20, 2003, between Fifth Third Bancorp and Goldman, Sachs & Co. and Lehman Brothers Inc., as Representative of the Underwriters named in the Underwriting Agreement.

            4.1 Indenture, dated as of May 23, 2003, between Fifth Third Bancorp and Wilmington Trust Company, as Trustee, defining the rights of the 4.50% Subordinated Notes due 2018.

            4.2 Global security representing Fifth Third Bancorp's $500,000,000 4.50% Subordinated Notes due 2018.

            25.1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wilmington Trust Company as Trustee under the Subordinated Indenture.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIFTH THIRD BANCORP
                                           (Registrant)



Date: May 22, 2003                            /s/ Neal E. Arnold
                                           ----------------------------
                                           Name:  Neal E. Arnold
                                           Title: Executive Vice President
                                                  and Chief Financial Officer